SMITH BARNEY INCOME FUNDS

on behalf of the

Smith Barney Exchange Reserve

SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE PROSPECTUS,

DATED NOVEMBER 26, 2004 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 26, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of Smith Barney Income Funds (the “Trust”) has approved an amendment to the Administrative Agreement between the Trust, on behalf of Smith Barney Exchange Reserve (the “Fund”), a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s administration fee, which is calculated daily and payable monthly, will be reduced from 0.20% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate	Administration Fee Rate	Total

First $1 billion	0.30%	0.150%	0.450%
Next $1 billion	0.30%	0.125%	0.425%
Next $3 billion	0.30%	0.100%	0.400%
Next $5 billion	0.30%	0.075%	0.375%
Over $10 billion	0.30%	0.050%	0.350%

The terms of the amended Administrative Agreement are the same in all other material respects as those of the current Administrative Agreement.

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